SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




            November 30, 2000 (November 12, 2000) Date of report
                     (date of earliest event reported)



                         KNIGHT TRADING GROUP, INC.
             (Exact Name of Registrant as Specified in Charter)


        DELAWARE                  001-14223                  22-3689303

    (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction                                      Identification No.)
   of Incorporation)


          525 Washington Boulevard, Jersey City, New Jersey 07310
          --------------------------------------------------------
                  (Address of Principal Executive Offices)



                               (201) 222-9400
                               --------------
            (Registrant's telephone number, including area code)







ITEM 7.     Exhibits.
            --------

            None.

 ITEM 9.    Regulation FD Disclosure.
            ------------------------

      Knight Trading Group, Inc. (the "Company") and certain current and former officers have been named as defendants in two putative class action lawsuits brought in the U.S. District Court in New Jersey which seek damages based on alleged violations of the federal securities laws.

      One, Patricia Murray et al. v. Knight Trading Group, Inc. et al., concerns statements allegedly made by Company employees with respect to projected earnings during the third quarter of 2000 and alleged trading in Company common stock by certain individual defendants.

      The second, Prager v. Knight Trading Group, Inc. et al., alleges, generally, that the Company improperly traded in securities for its own account in advance of trading in securities for broker/dealer clients.

      Both lawsuits seek undetermined damages and are in their preliminary stages. The Company, however, believes it has meritorious defenses to each lawsuit and intends to defend both of them vigorously.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        KNIGHT TRADING GROUP, INC.


                        By: /s/ Robert I. Turner
                          _______________________________________
                        Name:  Robert I. Turner
                        Title: Executive Vice President, Treasurer and Chief
                               Financial Officer


Dated:  November 30, 2000